UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2010

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 550

Framingham, Massachusetts 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2010, Stuart Udell, President, Post Secondary Education of The Princeton Review, Inc. (the “Company”) and President of the Company’s subsidiary, Penn Foster, Inc. and a named executive officer, informed the Company of his resignation from all of the offices of the Company held by him, effective as of September 14, 2010.

Item 7.01	Regulation FD Disclosure.

On September 13, 2010, the Company issued a press release that announced Mr. Udell’s resignation. Such press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated September 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.

Dated: September 13, 2010

/S/ NEAL S. WINNEG
	Name:	Neal S. Winneg
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 13, 2010.

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